EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated October 29, 1999, included in this Form 10-K, into the Agritope, Inc. and subsidiaries previously filed Form S-8 Registration Statement File No. 333-46371.


                                     /s/ ARTHUR ANDERSEN LLP

Portland, Oregon
    December 29, 1999